Trade and other receivables and other current assets	12 Months Ended
Dec. 31, 2022
Trade and other receivables and other current assets
Trade and other receivables and other current assets

18. Trade and other receivables and other current assets

	December 31,
	2022	2021	2020

	(Euro, in thousands)
Non-current trade receivables	—	—	€50,000
Trade receivables	€28,194	€91,786	134,632
Prepayments	488	202	219
Other receivables	11,747	19,349	13,568
Trade and other receivables	40,429	111,337	148,418
Consumables inventory	—	—	319
Accrued income	11,277	639	1,096
Deferred charges	12,029	9,306	10,502
Other current assets	23,307	9,945	11,917
Total trade and other receivables & other current assets	€63,735	€121,282	€210,335

The carrying amount of trade and other receivables approximates their fair value. Other current assets mainly included accrued interest income and deferred charges.

On December 31, 2022, we did not have any provision for expected credit losses.